EXECUTION VERSION

CDN$14,000,000
Subordinated Unsecured Convertible Redeemable Debentures

ENDEAVOUR SILVER CORP.

PLACEMENT AGENCY AGREEMENT

February 26, 2009

EURO PACIFIC CAPITAL, INC.
4667 MacArthur Blvd., Ste. 340
Newport Beach, CA 92660

SALMAN PARTNERS, INC.
1095 West Pender Street, 17th Floor
Vancouver, B.C.
V6E 2M6

Ladies and Gentlemen:

          Endeavour Silver Corp., a corporation organized under the laws of the Province of British Columbia, Canada (the “Company”), proposes to issue and sell to one or more qualified investors (each a “Purchaser” and collectively, the “Purchasers”), pursuant to the terms of this Placement Agent Agreement (this “Agreement”), the Subscription Agreement in the form of Exhibit A attached hereto (the “Subscription Agreement”), the Indenture in the form of Exhibit B attached hereto (the “Indenture”), the Warrants (as defined below) in the form of Exhibit C attached hereto and (the Warrants, together with this Agreement, the Subscription Agreements, the Indenture, the Notes (as defined below) and any other documents or agreements entered into in connection with the Offering, the “Offering Documents”), up to CDN$14 million in aggregate principal amount of convertible debentures (the “Notes”) (with the principal amount of each debenture equal to CDN$1,000), which are convertible, based on an initial conversion price of CDN$1.90, into units of the Company (the “Units”), with each Unit consisting of (i) one common share of the Company, no par value and (ii) one half of a common share purchase warrant (the “Warrants”). The common shares issuable upon conversion of the Notes are hereinafter referred to as the “Shares,” the common shares issuable upon exercise of the Warrants are hereinafter referred to as the “Warrant Shares” and the Notes, the Shares, the Warrants and the Warrant Shares are collectively referred to herein as the “Securities.” The Company desires to engage Euro Pacific Capital Inc. (“Euro Pacific”) and Salman Partners, Inc. (“Salman Partners” and, together with Euro Pacific, the “Placement Agents” and, each a “Placement Agent”) as its exclusive placement agents in connection with the issuance and sale of the Notes in accordance with the terms and conditions hereof.

                         1.      Agreement to Act as Placement Agents. On the basis of the representations, warranties and agreements of the Company and the Placement Agents herein contained and subject to all of the terms and conditions of this Agreement:

EXECUTION VERSION

                                   1.1.      Authorization and Appointment of Placement Agents. The Company hereby authorizes and appoints the Placement Agents to act as its exclusive placement agents to solicit offers for the purchase of all or part of the Notes from the Company in connection with the proposed offering of the Notes (the “Offering”). Until the Closing Date (as defined in Section 3.1 hereof), the Company will not, without the prior written consent of the Placement Agents, solicit or accept offers to purchase Notes otherwise than through the Placement Agents.

                                   1.2.      Obligations of the Placement Agents. The Placement Agents, as agents of the Company, will use commercially reasonable efforts to solicit offers to purchase the Notes from the Company on the terms and subject to the conditions set forth in the Offering Documents. The Placement Agents will use commercially reasonable efforts to obtain performance by each Purchaser whose offer to purchase Notes was solicited by such Placement Agent and accepted by the Company, but the Placement Agents will not, except as otherwise provided in this Agreement, be obligated to disclose the identity of any potential purchaser or have any liability to the Company in the event any such purchase is not consummated for any reason. Under no circumstances will the Placement Agents be obligated to underwrite or purchase any Notes for their own accounts and, in soliciting purchases of Notes, the Placement Agents will act solely as the Company’s agents and not as principals. Notwithstanding the foregoing, it is understood and agreed that the Placement Agents (or their respective affiliates) may, solely at their discretion and without any obligation to do so, purchase Notes as principals.

                                   1.3.      Offers to Purchase; Acceptance. Subject to the provisions of this Section 1, offers for the purchase of Notes will be solicited by the Placement Agents as agents for the Company at such times and in such amounts as the Placement Agents deem advisable. Euro Pacific will solicit offers for the purchase of the Notes solely within the United States and Salman Partners will solicit offers for the purchase of the Notes solely within Canada (other than with respect to orders made by members of the President’s List provided to the Placement Agents by the Company). The Placement Agents will communicate to the Company, orally or in writing, each reasonable offer to purchase Notes received by them as agents of the Company. The Company will have the sole right to accept offers to purchase the Notes and may reject any such offer, in whole or in part. The Placement Agents will have the right, in their discretion reasonably exercised, without notice to the Company, to reject any offer to purchase Notes received by them, in whole or in part, and any such rejection will not be deemed a breach of this Agreement. Euro Pacific covenants that none of it, any of its sub-agents or any of its affiliates will sell or solicit offers to purchase the Notes or conduct other selling efforts outside of the United States and Salman Partners covenants that none of it, any of its sub-agents or any of its affiliates will sell or solicit offers to purchase the Notes or conduct other selling efforts outside of Canada (other than with respect to orders made by members of the President’s List provided to the Placement Agents by the Company). Each Placement Agent covenants that it will not make any representations or warranties with respect to the Company or the Offering other than as set out in the Offering Documents.

                                   1.4.      Offering Documents. The purchases of the Notes by the Purchasers is evidenced by the execution of the Subscription Agreements.

EXECUTION VERSION

                                   1.5.      Compensation of Euro Pacific. As compensation for the services rendered hereunder, on the Closing Date (as defined below), the Company will (i) pay to Euro Pacific, by wire transfer of immediately available U.S. funds payable to the order of Euro Pacific, to an account or accounts designated by Euro Pacific, an amount (the “Euro Pacific Fee”) equal to (A) 7.0% of the aggregate gross proceeds received by the Company from the sale of the Notes by Euro Pacific, plus (B) 2.0% of the aggregate gross proceeds received by the Company from the sale of the Notes by Salman Partners, minus (C) an amount equal to 10% of the aggregate cash fee paid by the Company to the Placement Agents with respect to the sale of Notes that represents the portion of the aggregate proceeds from the sale of all Notes that is between CDN$8 million and CDN$14 million; provided, however, that under no circumstances will the total deduction required by this clause (C) exceed CDN$42,000 and (ii) issue Euro Pacific a common share purchase warrant (the “Agent Warrant”) to purchase such number of common shares as is equal to 7.0% of the aggregate gross proceeds received by the Company in connection with the Offering (whether as a result of sales by Euro Pacific or by Salman Partners) divided by CDN$1.52. The exercise price for the Agent Warrant is CDN$1.90 per common share. Except as otherwise provided herein, the Agent Warrant will contain terms identical to the Warrants issued to the Purchasers upon conversion of the Notes. Expenses incurred by the Placement Agents in connection with the Offering will be reimbursed in accordance with, and subject to the aggregate limitation set out in, Section 5 of this Agreement. Subject to receipt by the Company of the Fee Confirmation Certificate (as defined below) in accordance with Section 1.7 of this Agreement, Euro Pacific may deduct the Euro Pacific Fee from the gross proceeds of the sale of Notes by Euro Pacific prior to delivering such proceeds to the Company in accordance with the terms of this Agreement. Subject to receipt by the Company of the Reimbursement Certificate (as defined below), at least one (1) day prior to the Closing Date, and in accordance with Section 5 of this Agreement, Euro Pacific may deduct such fees reimbursable to Euro Pacific, as set forth in the Reimbursement Certificate, from the gross proceeds of the sale of the Notes by Euro Pacific prior to delivering such proceeds to the Company in accordance with the terms of this Agreement.

                                   1.6.      Compensation of Salman Partners. As compensation for the services rendered hereunder, on the Closing Date (as defined below), the Company will pay to Salman Partners, by wire transfer of immediately available Canadian funds payable to the order of Salman Partners, to an account or accounts designated by Salman Partners, an amount (the “Salman Partners Fee” and, collectively with the Euro Pacific Fee, the “Placement Agent Fee”) equal to (i) 5.0% of the aggregate gross proceeds received by the Company from the sale of the Notes by Salman Partners plus (ii) an amount equal to 10% of the aggregate cash fee paid by the Company to the Placement Agents with respect to the sale of Notes that represents the portion of the aggregate proceeds from the sale of all Notes that is between CDN$8 million and CDN$14 million; provided, however, that under no circumstances will the total addition required by this clause (ii) exceed CDN$42,000. Salman Partners may deduct the Salman Partners Fee from the gross proceeds of the sale of Notes by Salman Partners prior to delivering such proceeds to the Company in accordance with the terms of this Agreement. Subject to receipt by the Company of the Reimbursement Certificate (as defined below), at least one (1) day prior to the Closing Date, and in accordance with Section 5 of this Agreement, Salman Partners may deduct such fees reimbursable to Salman Partners, as set forth in the Reimbursement Certificate, from the gross proceeds of the sale of the Notes by Salman Partners prior to delivering such proceeds to the Company in accordance with the terms of this Agreement.

EXECUTION VERSION

                                   1.7.      Fee Confirmation Certificate. The Placement Agents covenant and agree to deliver a joint certificate (the “Fee Certification Certificate”) to the Company, at least one (1) day prior to the Closing Date (as defined below) confirming the breakdown of the aggregate Placement Agent Fee between the Placement Agents and, if necessary, providing wire transfer instructions.

                                   1.8.      Brokers, Dealers and Sub-Agents. Subject to the limitations imposed in Section 1.3 of this Agreement, each Placement Agent may, in its discretion, use its registered broker-dealer affiliates and retain other brokers or dealers to act as sub-agents on such Placement Agent’s behalf in connection with the Offering, provided that the Company will not be obligated to pay any additional amounts to such Placement Agent or any such sub-agent with respect thereto; provided, further, that such Placement Agent shall require any such person to agree in writing, for the benefit of the Company, to comply with, and shall use its best efforts to ensure such person complies with, the same provisions of this Agreement and applicable securities laws as apply to such Placement Agent as if such provisions and laws applied to such person.

                                   1.9.      Delivery of Notes. No Notes which the Company has agreed to sell pursuant to this Agreement and the other Offering Documents will be deemed to have been purchased and paid for, or sold by the Company, until such Notes will have been delivered to the Purchaser thereof against payment by such Purchaser. If the Company defaults in its obligations to deliver Notes to a Purchaser whose offer it has accepted, and whose full payment for such Notes has been received by the Company, the Company will indemnify and hold the respective Placement Agent harmless against any loss, claim, damage or expense to such Placement Agent arising from or as a result of such default by the Company in accordance with the procedures set forth in Section 7.1 herein.

                                   1.10.      Restricted Securities; Regulation D Offering. The Placement Agents agree that the Securities have not been and will not be registered under the United States Securities Act of 1933, as amended (the “Securities Act”), or the securities laws of any state of the United States, and the Notes may not be offered or sold except pursuant to the exemption from the registration requirements of the Securities Act contained in Rule 506 of Regulation D under the Securities Act (“Regulation D”) and pursuant to similar exemptions under applicable state securities laws and only to “accredited investors,” as such term is defined in Rule 501(a) of Regulation D (“Accredited Investors”).

                                   1.11.      Broker-Dealer Registration and Compliance. Each Placement Agent represents, warrants and covenants that all offers of the Notes have been made and will be made in compliance with Rule 506 of Regulation D and applicable state securities laws and only by such Placement Agent or such Placement Agent’s U.S. registered broker-dealer affiliate (“U.S. Affiliate”), if applicable, who (i) as of the date hereof is, and as of the Closing Date will continue to be, a broker-dealer registered pursuant to Section 15(b) of the United States Securities Exchange Act of 1934, as amended (the “Exchange Act”), and under applicable state securities laws (unless exempted from the respective state’s broker-dealer registration requirements), (ii) as of the date hereof is, and as of the Closing Date will continue to be, a member of and in good standing with the Financial Industry Regulatory Authority, Inc., in compliance with applicable U.S. federal and state broker-dealer requirements, and (iii) has good

EXECUTION VERSION

and sufficient power and authority to enter into this Agreement, if a party hereto, and fulfill its obligations hereunder.

                                                  (b) Salman Partners represents, warrants and covenants that (i) it is appropriately registered in such provinces of Canada, as may be necessary, so as to permit it to lawfully fulfill its obligations hereunder and (ii) all of the offers and sales of Notes, and its or its sub-agent’s solicitation and selling efforts related thereto, made in Canada have been made and will be made in compliance with all applicable securities and other laws, rules, regulations, instruments, notices, blanket orders, procedures and policies in Canada.

                                   1.12.      Not a Public Offering; Regulation M. Each Placement Agent represents, warrants and covenants that (i) all offers of Notes have not been made and will not be made by it (A) by any form of “general solicitation or general advertising” (as those terms are used in Regulation D), including, but not limited to, advertisements, articles, notices or other communications published in any newspaper, magazine, or similar media or on the Internet or broadcast over radio, television or the Internet, or any seminar or meeting whose attendees had been invited by general solicitation or general advertising; provided, however, that neither Placement Agent makes any representation or warranty regarding any action that the Company may have taken that may constitute a “general solicitation or general advertising” (as those terms are defined in Regulation D) or (B) in any manner involving a public offering within the meaning of Section 4(2) of the Securities Act, and (ii) it has not taken and will not take any action that would constitute a violation of Regulation M under the Exchange Act in connection with the offer and sale of the Notes.

                                   1.13.      Pre-Existing Relationship; Subscription Agreement. Each Placement Agent represents, warrants and covenants that it has offered and will offer the Notes only to offerees with respect to which such Placement Agent or its U.S. Affiliate has a pre-existing business relationship and has reasonable grounds to believe are Accredited Investors, and that all purchasers of Notes shall prior to the completion of any sale by the Company be required to execute and deliver a subscription agreement in a form satisfactory to the Placement Agents and the Company.

                                   1.14.      Confidential Information. Each Placement Agent hereby agrees that any Information (as defined below) disclosed to it by the Company in connection with the Offering may be used solely for the purposes of fulfilling such Placement Agent’s obligations to the Company under this Agreement. All disclosure in any manner, format or circumstance whatsoever of any Information between the parties hereto is subject to the terms and conditions of this Section 1.14. Each Placement Agent will at all times maintain the confidentiality of the Information and, unless and until such information shall have been made publicly available by the Company or by others without breach of a confidentiality agreement and shall disclose the Information only as authorized by the Company or as required by law or by order of a governmental authority or court of competent jurisdiction. In the event that a Placement Agent is legally required to make disclosure of any of the Information, it will give notice to the Company prior to such disclosure, to the extent that it can practically do so. Upon written request by the Company, such Placement Agent shall promptly return to the Company or destroy, all Information (and copies thereof) and related materials and such return and/or destruction shall be confirmed in writing by such Placement Agent. “Information” means all financial and other

EXECUTION VERSION

information regarding the Company so furnished by the Company to the Placement Agents or their affiliates, agents, advisors or employees, whether furnished before or after the date of this Agreement. The Company represents and warrants that the Placement Agents will not possess any material non-public information once the Company has satisfied its obligations under Section 4.5 hereof.

                                   1.15.      No Short Selling. Each Placement Agent covenants and agrees that neither it nor any of its associates, affiliates or sub-agents shall sell short any common shares of the Company from the date hereof until the Closing Date.

                         2.        Representations and Warranties of the Company. The Company represents and warrants to each Placement Agent and to each Purchaser that:

                                   2.1.      Organization and Qualification. Each of the Company and each Subsidiary (as defined below) has been duly organized and is validly existing as corporations or other legal entities in good standing (or the foreign equivalent thereof) under the laws of its respective jurisdiction of organization. Each of the Company and each Subsidiary is duly qualified to do business and is in good standing as foreign corporations or other legal entities in each jurisdiction in which its respective ownership or lease of property or the conduct of its respective businesses requires such qualification and has all power and authority (corporate or other) necessary to own or hold its respective properties and to conduct the businesses in which each is engaged, except where the failure to so qualify or have such power or authority (i) would not have, singularly or in the aggregate, a material adverse effect on the condition (financial or otherwise), results of operations, assets, business or prospects of the Company and its Subsidiaries, taken as a whole, or (ii) impair in any material respect the ability of the Company to perform its obligations under this Agreement or to consummate any transactions contemplated by the Offering Documents (any such effect as described in clauses (i) or (ii), a “Material Adverse Effect”).

                                   2.2.      Subsidiaries. The Company owns or controls, directly or indirectly, an interest in only the following Persons (as defined below): Endeavour Gold Corporation, S.A. de C.V., Minera Plata Adelante, S.A. de C.V., Minera Sanda Cruz y Garibaldi, S.A. de C.V., Refinadora Plata Guanacevi, S.A. de C.V., Metallurgica Guanacevi, S.A. de C.V., Mina Bolanitos, S.A. de C.V., Endeavour Management Corp., S.A. de C.V., Guanacevi Mining Sevice, S.A. de C.V., Recursos Humanos Guanacevi, S.A. de C.V. and Exploraciones, S.A. de C.V. (each a “Subsidiary” and, collectively, the “Subsidiaries”). The Company owns, directly or indirectly, all of the capital stock or other equity interests of each Subsidiary free and clear of any lien, charge, security interest, encumbrance, right of first refusal, preemptive right or other restriction (collectively, a “Lien”), and all of the issued and outstanding shares of capital stock of each Subsidiary are validly issued and are fully paid, non-assessable and free of preemptive and similar rights to subscribe for or purchase securities. The Company or one of its Subsidiaries has the unrestricted right to vote, and (subject to limitations imposed by applicable law) to receive dividends and distributions on, all capital securities of its Subsidiaries as owned by the Company or such Subsidiary.

                                   2.3.      Filings, Consents and Approvals. The Company has the full right, power and authority to enter into this Agreement and to carry on the transactions contemplated

EXECUTION VERSION

hereby. Neither the Company nor any of its Subsidiaries is required to obtain any consent, approval, waiver, authorization or order of, give any notice to, or make any filing or registration with, or qualification of, any court or other federal, provincial, state, local or other Governmental Body or other Person in connection with the execution, delivery and performance by the Company of this Agreement, the other Offering Documents or the transactions contemplated hereby and thereby, including the issuance and sale by the Company of the Notes, the issuance of the Units upon due conversion of the Notes in accordance with their terms and the issuance of the Warrant Shares upon due exercise of the Warrants in accordance with their terms, other than (i) the filing of a Form 6-K disclosing the transaction contemplated hereby in the form of a press release with any other documents filed with the securities regulators in Canada that are publicly available, (ii) the filing of an application for the listing of additional securities to the NYSE Alternext U.S. and the Toronto Stock Exchange (the “Principal Markets”) for the listing of the Shares, the Warrant Shares and the common shares issuable upon the exercise of the Agent Warrant for trading thereon in the time and manner required by such exchange, (iii) the approval of the NYSE Alternext U.S. to rely upon a waiver from the NYSE Alternext U.S. shareholder approval requirements set forth in Sections 7.12 and 7.13 of the NYSE Alternext U.S. Company Guide as set forth in Section 1.10 of such guide, (iv) the filing with the British Columbia Securities Commission of the report of exempt distribution in Form 45-106F1 and (v) applicable notice filings with the U.S. Securities and Exchange Commission (the “Commission”) and state securities regulators or administrators and foreign securities law filings (collectively, the “Required Approvals”). “Person” means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.

                                   2.4.      Authorization of Securities; Reservation of Shares. The Notes, when issued, sold and delivered in accordance with the terms of the Offering Documents, for the consideration expressed therein; the Shares and the Warrants when issued upon due conversion of the Notes in accordance with their terms; and the Warrant Shares when issued upon due exercise of the Warrants in accordance with their terms, will be duly authorized and validly issued, and in the case of the Shares and the Warrant Shares, will be fully paid and non-assessable and will not be subject to any pre-emptive or similar right and will be free of restrictions on transfer other than restrictions on transfer under applicable securities laws and the rules of each of the Principal Markets. The Company has reserved from its authorized capital the maximum number of common shares issuable pursuant to the Offering Documents, including upon the due conversion of the Notes and the due exercise of the Warrants.

                                   2.5.      Capitalization. As of February 25, 2009, there were unlimited common shares authorized and 51,507,018 common shares issued and outstanding, and 6,155,962 common shares were issuable upon the exercise of all options, restricted stock units, warrants and convertible securities outstanding as of such date. Since such date, the Company has not issued any equity securities, other than common shares issued pursuant to the exercise of stock options previously outstanding under the Company’s stock option plans or the issuance of common shares pursuant to employee stock purchase plans. All of the Company’s options, warrants and other rights to purchase or exchange any securities for shares of the Company’s capital stock have been duly authorized and validly issued and were issued in compliance in all material respects with U.S. and Canadian federal and state securities laws. None of the outstanding common shares were issued in violation of any preemptive rights, rights of first

EXECUTION VERSION

refusal or other similar rights to subscribe for or purchase securities of the Company. There are no authorized or outstanding common shares, options, warrants, preemptive rights, rights of first refusal or other rights to purchase, or equity or debt securities convertible into or exchangeable or exercisable for, any shares of the Company or any of its Subsidiaries other than those described above.

                                   2.6.      No Conflicts. The execution, delivery and performance of the Offering Documents by the Company, the issuance and sale of the Securities and the consummation by the Company of the other transactions contemplated hereby and thereby do not and will not (i) conflict with or violate any provision of the Company’s or any Subsidiary’s certificate or articles of incorporation, bylaws or other organizational or charter documents, or (ii) conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, result in the creation of any Lien upon any of the properties or assets of the Company or any Subsidiary, or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any agreement, credit facility, debt or other instrument (evidencing a Company or Subsidiary debt or otherwise) or other understanding to which the Company or any Subsidiary is a party or by which any property or asset of the Company or any Subsidiary is bound or affected, or (iii) subject to the Required Approvals, conflict with or result in a material violation of any Legal Requirement (as defined below) or other restriction of any court or Governmental Body (as defined below) to which the Company or a Subsidiary is subject (including United States federal and state securities laws and regulations), or by which any property or asset of the Company or a Subsidiary is bound or affected; except in the case of each of clauses (ii) and (iii), such as could not have or reasonably be expected to result in a Material Adverse Effect. For purposes of this Agreement, “Governmental Body” means any: (a) nation, state, commonwealth, province, territory, county, municipality, district or other jurisdiction of any nature; (b) federal, state, local, municipal, foreign or other government; or (c) governmental or quasi-governmental authority of any nature (including any governmental or administrative division, department, agency, commission, instrumentality, official, organization, unit, body or entity) and any court or other tribunal; and “Legal Requirement” means any federal state, local, municipal, foreign or other law, statute, constitution, principle of common law, resolution, ordinance, code, edict, decree, rule, regulation, ruling or requirement issued, enacted, adopted, promulgated, implemented or otherwise put into effect by or under the authority of any Governmental Body (or under the authority of any national securities exchange upon which the common shares of the Company are then listed or traded).

                                   2.7.      SEC Reports; Financial Statements. The Company has filed or furnished all reports, schedules, forms, statements and other documents required to be filed by the Company under the Securities Act and the Exchange Act, including pursuant to Section 13(a) or 15(d) thereof, for the year preceding the date hereof (or such shorter period as the Company was required by law or regulation to file such material) (the foregoing materials, including the exhibits thereto and documents incorporated by reference therein, being collectively referred to herein as the “SEC Reports”) on a timely basis or has received a valid extension of such time of filing and has filed or furnished any such SEC Reports prior to the expiration of any such extension. As of their respective dates, the SEC Reports complied in all material respects with the requirements of the Securities Act and the Exchange Act, as applicable, and none of the SEC Reports, when filed, contained any untrue statement of a material fact or omitted to state a

EXECUTION VERSION

material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that no such representation is made with respect to any press release furnished under a Form 6-K, the substance of which did not require the Company to file a Material Change Report with any securities regulator in Canada. The financial statements of the Company included in the SEC Reports complied in all material respects with applicable accounting requirements and the applicable rules and regulations of the Commission with respect thereto as in effect at the time of filing. Such financial statements have been prepared in accordance with Canadian generally accepted accounting principles applied on a consistent basis during the periods involved (“GAAP”), except as may be otherwise specified in such financial statements or the notes thereto and except that unaudited financial statements may not contain all footnotes required by GAAP, and fairly present in all material respects the financial position of the Company and its consolidated Subsidiaries as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal year-end audit adjustments.

                                   2.8.      Material Changes; Undisclosed Events, Liabilities or Developments. Since the date of the Company’s latest audited financial statements included within the SEC Reports, except as specifically disclosed in a subsequent SEC Report filed or furnished prior to the date hereof, (i) there has been no event, occurrence or development that has had or that could reasonably be expected to result in a Material Adverse Effect, (ii) the Company has not incurred any liabilities (contingent or otherwise) other than (A) trade payables and accrued expenses incurred in the ordinary course of business consistent with past practice and (B) liabilities not required to be reflected in the Company’s financial statements pursuant to GAAP or disclosed in filings made with the Commission, (iii) the Company has not altered its method of accounting, (iv) the Company has not declared or made any dividend or distribution of cash or other property to its shareholders or purchased, redeemed or made any agreements to purchase or redeem any of its shares and (v) the Company has not issued any equity securities to any officer, director or affiliate, except pursuant to existing Company incentive plans and pursuant to the Company’s offering of special warrants on December 31, 2008. The Company does not have pending before the Commission any request for confidential treatment of information. Except for the issuance of the Notes, Shares, Warrants and Warrant Shares contemplated by this Agreement or as disclosed in the SEC Reports, no event, liability or development has occurred or exists with respect to the Company or its Subsidiaries or their respective business, properties, operations or financial condition, that would be required to be disclosed by the Company under applicable securities laws at the time this representation is made that has not been publicly disclosed at least one trading day prior to the date that this representation is made.

                                   2.9.      Litigation. Except as disclosed in the SEC Reports, there is no action, suit, inquiry, notice of violation, proceeding or investigation pending or, to the knowledge of the Company, threatened against or affecting the Company, any Subsidiary or any of their respective properties before or by any court, arbitrator, governmental or administrative agency or regulatory authority (federal, state, county, local or foreign) (collectively, an “Action”) which (i) adversely affects or challenges the legality, validity or enforceability of any of the Offering Documents or the Securities or (ii) could, if there were an unfavorable decision, have or reasonably be expected to result in a Material Adverse Effect. Except as disclosed in the SEC

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Reports, neither the Company nor any Subsidiary, nor any director or officer thereof, is or has been the subject of any Action involving a claim of violation of or liability under federal, state or foreign securities laws or a claim of breach of fiduciary duty. There has not been, and to the knowledge of the Company, there is not pending or contemplated, any investigation by the Commission involving the Company or, to the knowledge of the Company, any current or former director or officer of the Company. The Commission has not issued any stop order or other order suspending the effectiveness of any registration statement filed by the Company or any Subsidiary under the Exchange Act or the Securities Act.

                                  2.10.      Compliance. Neither the Company nor any of its Subsidiaries is in (i) violation of its charter or by-laws (or analogous governing instrument, as applicable), (ii) default in any respect, and no event has occurred which, with notice or lapse of time or both, would constitute such a default, in the due performance or observance of any term, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which it is a party or by which it is bound or to which any of its property or assets is subject or (iii) violation in any respect of any Legal Requirement, except, in the case of clauses (ii) and (iii) of this paragraph 2.10, for any violations or defaults which, singularly or in the aggregate, would not have a Material Adverse Effect

                                   2.11.      Investment Company Act. Neither the Company nor any of its Subsidiaries is or, after giving effect to the offering of the Securities and the application of the proceeds thereof as required by the Offering Documents, will become registered or required to be registered as an “investment company” within the meaning of the Investment Company Act of 1940, as amended, and the rules and regulations of Commission thereunder.

                                   2.12.      No Stabilization. Neither the Company, its Subsidiaries nor, to the Company’s knowledge, any of the Company’s or its Subsidiaries’ officers, directors or affiliates has taken or will take, directly or indirectly, any action designed or intended to stabilize or manipulate the price of any security of the Company, or which caused or resulted in, or which might in the future reasonably be expected to cause or result in, stabilization or manipulation of the price of any security of the Company.

                                   2.13.      Intellectual Property. The Company and its Subsidiaries own or possess, or can acquire on reasonable terms, ownership of or rights to use, all material patents, patent rights, licenses, inventions, copyrights, know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures), trademarks, service marks and trade names (collectively, the “Company Intellectual Property”) currently employed by them in connection with the business described in the SEC Reports substantially as now conducted, and except as described in the SEC Reports, neither the Company nor any of its Subsidiaries has received any notice of infringement of or conflict with asserted rights of others with respect to any of the foregoing which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would have a Material Adverse Effect on the Company and its Subsidiaries, taken as a whole. To the best of the Company’s knowledge, the Company’s and its Subsidiaries’ businesses as now conducted do not and will not infringe any patents, trademarks, service marks, trade names, copyrights or trade secrets of any person, except as described in the SEC Reports or as could not reasonably be expected to have a Material Adverse Effect. Neither the Company nor its Subsidiaries has granted or

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assigned to any other Person any right under any of Company Intellectual Property other than as described in the SEC Reports.

                                   2.14.      Title to Assets. Except as disclosed in the SEC Reports, the Company and its Subsidiaries have valid and marketable title to all real property owned by them and good and marketable title in all personal property owned by them that is material to the business of the Company and the Subsidiaries, respectively, in each case free and clear of all Liens, except for Liens that do not materially affect the value of such property and do not materially interfere with the use made and proposed to be made of such property by the Company and the Subsidiaries and Liens for the payment of federal, state, provincial or other taxes, the payment of which is neither delinquent nor subject to penalties. Except as disclosed in the SEC Reports, any real property and facilities held under lease by the Company and the Subsidiaries are held by them under valid, subsisting and enforceable leases with which the Company and the Subsidiaries are in compliance.

                                   2.15.      Labor Relations. No labor dispute exists or, to the knowledge of the Company, is imminent with respect to any of the employees of the Company which could reasonably be expected to result in a Material Adverse Effect. Except as disclosed in the SEC Reports, neither the Company nor any of its Subsidiaries is a party to a collective bargaining agreement, and the Company and its Subsidiaries believe that their relationships with their employees is satisfactory. No executive officer of the Company, to the knowledge of the Company, is, or is now expected to be, in violation of any material term of any employment contract, confidentiality, disclosure or proprietary information agreement or non-competition agreement, or any other contract or agreement or any restrictive covenant in favor of any third party, and the continued employment of each such executive officer does not subject the Company or any of its Subsidiaries to any liability with respect to any of the foregoing matters. The Company and its Subsidiaries are in compliance with all Legal Requirements relating to employment and employment practices, terms and conditions of employment and wages and hours, except where the failure to be in compliance could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

                                   2.16.      Compliance with Laws. The Company has not received any notice of any violation of, or noncompliance with, any federal, provincial, state, local or foreign Legal Requirements applicable to its business, the violation of, or noncompliance with which, would have a Material Adverse Effect, and the Company knows of no facts or set of circumstances which would give rise to such a notice. The Company has all material licenses and permits and other governmental certificates, authorizations and permits and approvals (collectively, “Licenses”) required by every federal, provincial, state and local government or regulatory body for the operation of its business and the use of its properties. The Licenses are in full force and effect and no violations are or have been recorded in respect of any License and no proceeding is pending or threatened to revoke or limit any thereof. The Company has not received any written opinion or memorandum from legal counsel providing that it has taken any action that has resulted in, or is reasonably likely to result in, the Company incurring any liability that may be material to its business, prospects, financial condition, operations, property or affairs.

                                   2.17.      Taxes. The Company and its Subsidiaries, each (i) has timely filed all necessary federal, provincial, state, local and foreign tax returns, and all such returns were

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true, complete and correct, (ii) has paid all federal, state, local and foreign taxes, assessments, governmental or other charges due and payable for which it is liable, including, without limitation, all sales and use taxes and all taxes which the Company or any of its Subsidiaries is obligated to withhold from amounts owing to employees, creditors and third parties, and (iii) does not have any tax deficiency or claims outstanding or assessed or, to the best of its knowledge, proposed against any of them, except those, in each of the cases described in clauses (i), (ii) and (iii) of this Section 2.17, that would not, singularly or in the aggregate, have a Material Adverse Effect. The accruals and reserves on the books and records of the Company and its Subsidiaries in respect of tax liabilities for any taxable period not yet finally determined are adequate to meet any assessments and related liabilities for any such period, and since December 31, 2007, the Company and its Subsidiaries each has not incurred any liability for taxes other than in the ordinary course.

                                   2.18.      Insurance. The Company and each of its Subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are prudent and customary in the businesses in which they are engaged; neither the Company nor any of its Subsidiaries has been refused any insurance coverage sought or applied for; and neither the Company nor any of its Subsidiaries has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not have a Material Adverse Effect on the Company and its Subsidiaries, taken as a whole.

                                   2.19.      Internal Controls. The Company and its Subsidiaries maintain a system of internal accounting and other controls sufficient to provide reasonable assurances that (i) transactions are executed in accordance with management’s general or specific authorizations; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain accountability for assets; (iii) access to assets is permitted only in accordance with management’s general or specific authorization; and (iv) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences. Since the end of the Company’s most recent audited fiscal year, there as been (A) no material weakness in the Company’s internal control over financial reporting (whether or not remediated) and (B) no change in the Company’s internal control over financial reporting that has materially affected, or is reasonably likely to materially affect, the Company’s internal control over financial reporting.

                                   2.20.      Certain Registration Matters. Assuming the accuracy of the Purchasers’ representations and warranties set forth in the Subscription Agreements and the representations, warranties and covenants of the Placement Agents contained herein, no registration under the Securities Act is required for the offer and sale of the Notes by the Company to the Purchasers at the Closing (as defined in Section 3 below) under the Offering Documents. No Person has the right to require registration of common shares or other securities of the Company or any of its Subsidiaries because of the filing or effectiveness of a registration statement (the “Registration Statement”), registering for resale the Shares and Warrant Shares or otherwise, except for persons and entities who have expressly waived such right in writing or who have been given timely and proper written notice and have failed to exercise such right within the time or times required under the terms and conditions of such right. There are no

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Persons with registration rights or similar rights to have any securities registered or to include such securities with the Shares and Warrant Shares to be registered by the Company or any of its Subsidiaries under the Securities Act.

                                   2.21.      Certain Fees. Neither the Company nor any of its Subsidiaries is a party to any contract, agreement or understanding with any person (other than this Agreement) that would give rise to a valid claim against the Company or any placement agent for a brokerage commission, finder’s fee or like payment in connection with the offering and sale of the Notes or any transaction contemplated by this hereby.

                                   2.22.      Transactions With Affiliates and Employees. Except as disclosed in the SEC Reports, none of the officers or directors of the Company and, to the knowledge of the Company, none of the employees of the Company is presently a party to any transaction of a value of US$120,000 or greater with the Company or any of its Subsidiaries which would be required to be reported under Item 404 of Regulation S-K with the Company or any Subsidiary (other than for services as employees, officers and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any officer, director or such employee or, to the knowledge of the Company, any entity in which any officer, director, or any such employee has a substantial interest or is an officer, director, trustee or partner other than for (i) payment of salary or consulting fees for services rendered, (ii) reimbursement for expenses incurred on behalf of the Company and (iii) other employee benefits, including stock option agreements under any stock option plan of the Company.

                                   2.23.      Listing and Maintenance Requirements. The Company’s common shares are registered pursuant to Section 12(b) of the Exchange Act, and the Company has taken no action designed to, or which is likely to have the effect of, terminating its registration of its common shares under the Exchange Act nor has the Company received any notification that the Commission is contemplating terminating such registration. The Company has not, in the 12 months preceding the date hereof, received notice from any trading market on which its common shares are or have been listed or quoted to the effect that the Company is not in compliance with the listing or maintenance requirements of such trading market. The Company is, and has no reason to believe that it will not in the foreseeable future continue to be, in compliance with all such listing and maintenance requirements; provided, the Company makes no warranty as to the future price of its common shares and its impact on such listing or maintenance requirements.

                                   2.24.      Application of Takeover Protections. The Company and the Board of Directors have taken all necessary action, if any, in order to render inapplicable any control share acquisition, business combination, poison pill (including any distribution under a rights agreement) or other similar anti-takeover provision under the Company’s articles of incorporation (or similar charter documents) or the laws of its jurisdiction of incorporation that is or could become applicable to the Purchasers as a result of the Purchasers and the Company fulfilling their obligations or exercising their rights under the Offering Documents, including, without limitation, as a result of the Company’s issuance of the Securities and the Purchasers’ ownership of the Securities.

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                                   2.25.      No Integrated Offering. Assuming the accuracy of the Purchasers’ representations and warranties set forth in the Subscription Agreements and the representations, warranties and covenants of the Placement Agents set forth herein, neither the Company, nor any of its affiliates, nor any Person acting on its or their behalf has, directly or indirectly, made any sales of any security, under circumstances that would cause this offering of the Securities to be integrated with prior offerings by the Company for purposes of any applicable shareholder approval provisions of any Principal Trading Market on which any of the securities of the Company are listed or designated and, if integration were to occur, the Company would obtain a waiver or exemption from such shareholder approval provisions of such Principal Trading Market.

                                   2.26.      Indebtedness. The Company does not intend to incur debts beyond its ability to pay such debts as they mature (taking into account the timing and amounts of cash to be payable on or in respect of its debt). Neither the Company nor any of its Subsidiaries has taken any steps to seek protection pursuant to any bankruptcy law nor does the Company have any knowledge or reason to believe that its creditors intend to initiate involuntary bankruptcy proceedings or any actual knowledge of any fact which would reasonably lead a creditor to do so. The Company and its Subsidiaries, individually and on a consolidated basis, are not as of the date hereof, and after giving effect to the transactions contemplated hereby to occur at the Closing, will not be Insolvent (as defined below). For purposes of this Agreement “Insolvent” means, with respect to any Person (i) the present fair saleable value of such Person's assets is less than the amount required to pay such Person's total Indebtedness (as defined below), (ii) such Person is unable to pay its debts and liabilities, subordinated, contingent or otherwise, as such debts and liabilities become absolute and matured, (iii) such Person intends to incur or believes that it will incur debts that would be beyond its ability to pay as such debts mature or (iv) such Person has unreasonably small capital with which to conduct the business in which it is engaged as such business is now conducted and is proposed to be conducted. The SEC Reports set forth as of the respective dates thereof all outstanding secured and unsecured Indebtedness of the Company or any Subsidiary, or for which the Company or any Subsidiary has commitments. For the purposes of this Agreement, “Indebtedness” means (a) any liabilities for borrowed money or amounts owed in excess of US$100,000 (other than trade accounts payable incurred in the ordinary course of business), (b) all guaranties, endorsements and other contingent obligations in respect of indebtedness of others, whether or not the same are or should be reflected in the Company’s balance sheet (or the notes thereto), except guaranties by endorsement of negotiable instruments for deposit or collection or similar transactions in the ordinary course of business; and (c) the present value of any lease payments in excess of US$100,000 due under leases required to be capitalized in accordance with GAAP. Neither the Company nor any Subsidiary is in default with respect to any Indebtedness.

                                   2.27.      Foreign Corrupt Practices Act. Neither the Company, nor, to the Company’s knowledge, any agent or other person acting on behalf of the Company, has violated in any material respect any provision of the United States Foreign Corrupt Practices Act of 1977, as amended.

                                   2.28.      Accountants. The Company’s independent accountants, who the Company expects will express their opinion with respect to the financial statements to be

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included in the Company’s Annual Report for the year ending December 31, 2008 are a registered with the Public Company Accounting Oversight Board.

                                   2.29.      U.S. Real Property Holding Corporation. The Company is not and has never been a U.S. real property holding corporation within the meaning of Section 897 of the Internal Revenue Code of 1986, as amended, and the Company will so certify upon any Purchaser's request.

                                   2.30.      No Additional Agreements. The Company does not have any agreement or understanding with any Purchaser with respect to the transactions contemplated by the Offering Documents other than as specified in the Offering Documents.

                                   2.31.      Disclosure. Neither the Company nor any Person acting on its behalf has provided any Purchaser or its respective agents or counsel with any information that constitutes material, non-public information concerning the Company, the Subsidiaries or their respective businesses, except insofar as the existence and terms of the proposed transactions contemplated hereunder may constitute such information and except for information that will be disclosed at or promptly following the Closing. The Company understands and confirms that the Placement Agents and the Purchasers will rely on the foregoing representations and covenants in effecting transactions in securities of the Company. All of the representations and warranties made by the Company in this Agreement are true and correct and do not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading.

                         3.        Closings.

                                   3.1.      Timing. Subject to the satisfaction (or waiver) of the terms and conditions of the Offering Documents, and upon receipt of executed Offering Documents from the Purchasers, in a form acceptable to the Company and the Placement Agents, and the delivery by each Purchaser of the appropriate purchase price to the Company and the Company’s acceptance thereof as described in the Subscription Agreement, the closing of the purchase and sale of the Notes will take place at 2:00 p.m. Pacific Time on or before February 26, 2009 (the “Closing”, and such day, the “Closing Date”). The Closing will occur on the Closing Date at the Vancouver, British Columbia offices of Blake, Cassels & Graydon LLP, counsel to the Company (or such other place as is mutually agreed to by the Company and the Placement Agents).

                                   3.2.      Delivery of Closing Certificate. At the Closing, the Placement Agents will receive certificates from the Company, signed by the President or a Vice President thereof, certifying that the representations and warranties contained in Section 2 hereof are true and accurate in all material respects as of the date of that Closing with the same effect as though expressly made at that Closing and that the conditions specified in this Section 3 have been satisfied.

                                   3.3.      Delivery of Placement Agent Fee. At the Closing, (i) Euro Pacific will receive the Euro Pacific Fee and an Agent Warrant as set forth in accordance with Section

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1.5 of this Agreement and (ii) Salman Partners will receive the Salman Partners Fee as set forth in accordance with Section 1.6 of this Agreement.

                                   3.4.      Delivery of Legal Opinions. At the Closing, the Placement Agents will receive an opinion of the Company’s counsel in the U.S. and Canada, dated as of the date of such Closing, which opinion shall be in a form customary for transactions of this nature and be in a form reasonably acceptable to the Placement Agents.

                                   3.5.      No Changes. At and prior to the Closing, (i) there will have been no material adverse change nor development involving a prospective change in the condition or prospects or the business activities, financial or otherwise, of the Company or its Subsidiaries from the latest dates as of which such condition is set forth in the SEC Reports or by press release; (ii) there will have been no transaction, not in the ordinary course of business, entered into by the Company which has not been disclosed in the SEC Reports or by press release; (iii) the Company will not be in default under any provision of any instrument relating to any outstanding indebtedness for which a waiver or extension has not been otherwise received; (iv) except as set forth in the SEC Reports or by press release, the Company will not have issued any securities (other than the Securities or securities issuable upon the exercise of options, warrants or other convertible securities described in Section 2.5 herein) or declared or paid any dividend or made any distribution of its capital stock of any class and there will not have been any change in the Indebtedness (long or short term) or liabilities or obligations of the Company (contingent or otherwise); (v) no material amount of the assets of the Company will have been pledged or mortgaged; and (vi) no action, suit or proceeding, at law or in equity, against the Company or affecting any of its properties or businesses will be pending or threatened before or by any court or federal or state commission, board or other administrative agency, domestic or foreign, wherein an unfavorable decision, ruling or finding could have a Materially Adverse Effect .

                                   3.6.      Delivery of Notes. At or prior to each Closing, the Company will have duly executed and delivered the appropriate amount and designation of Notes to the Placement Agents as agent for the respective Purchasers whose subscriptions have been accepted by the Company.

                         4.      Agreements of the Company. The Company covenants and agrees with the Placement Agents and the Purchasers as follows:

                                   4.1.      Transferability; Certificate. (a)     Securities may only be disposed of in compliance with U.S. federal and state, and Canadian provincial, securities laws and any applicable foreign securities laws. In connection with the transfer of any Securities other than pursuant to an effective registration statement, to the Company or to an Affiliate of a Purchaser or in connection with a pledge as contemplated in Section 4.1(b) hereof, the Company may require the transferor thereof to provide to the Company an opinion of counsel selected by the transferor, the form and substance of which opinion shall be reasonably satisfactory to the Company, to the effect that such transfer does not require registration of such transferred Securities under the Securities Act. “Affiliate” means any Person that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with a Person, as such terms are used in and construed under Rule 144.

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                                                   (b)      Certificates evidencing Securities will contain the following legends, until such time as they are not required under Section 4.1(c):

THESE SECURITIES [AND THE SECURITIES ISSUABLE UPON CONVERSION OR EXERCISE HEREOF] HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “1933 ACT”), OR ANY APPLICABLE STATE SECURITIES LAWS AND, ACCORDINGLY, MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO SUCH EFFECT, THE SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY. THESE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT SECURED BY SUCH SECURITIES.

UNLESS PERMITTED UNDER SECURITIES LEGISLATION, THE HOLDER OF THIS SECURITY MUST NOT TRADE THE SECURITY BEFORE [INSERT DATE THAT IS FOUR MONTHS AND A DAY AFTER THE DISTRIBUTION DATE].

                         The Company acknowledges and agrees that a Purchaser may from time to time pledge, and/or grant a security interest in some or all of the Securities pursuant to a bona fide margin agreement in connection with a bona fide margin account and, if required under the terms of such agreement or account, such Purchaser may transfer pledged or secured Securities to the pledgees or secured parties as long as such Purchaser agrees that the transferees are Accredited Investors and such transfers comply with applicable United States federal and state securities laws and Canadian federal and provincial securities laws. Except as set forth above, such a pledge or transfer would not be subject to approval or consent of the Company and no legal opinion of legal counsel to the pledgee, secured party or pledgor shall be required in connection with the pledge, but such legal opinion may be required in connection with a subsequent transfer following default by the Purchaser transferee of the pledge. Notice shall be required of such pledge. Except as otherwise provided in Section 4.1(c) hereunder, any Securities subject to a pledge or security interest as contemplated by this Section 4.1(b) shall continue to bear the legend set forth in this Section 4.1(b) and be subject to the restrictions on transfer set forth in Section 4.1(a).

                                                   (c)      Certificates evidencing Shares and Warrant Shares shall not contain any U.S. restrictive legend (including the U.S. restrictive legend set forth in Section 4.1(b) hereof): (i) while a registration statement (including the Registration Statement) covering such Shares and Warrant Shares is then effective and a suspension period relating to such

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registration statement is not in effect, or (ii) following a sale or transfer of such Shares and Warrant Shares pursuant to Rule 144 promulgated under the Securities Act (“Rule 144”) (assuming the transferee is not an Affiliate of the Company), or (iii) while such Shares and Warrant Shares are eligible for sale by the selling Purchaser without volume restrictions under Rule 144. The Company agrees that following the effective date of the Registration Statement (the “Effective Date”) or such other time as U.S. restrictive legends are no longer required to be set forth on certificates representing the Shares and Warrant Shares under this Section 4.1(c), it will, no longer than three trading days following the delivery by a Purchaser to the Company or the Company’s transfer agent of a certificate representing such Shares and Warrant Shares containing a U.S. restrictive legend, deliver or instruct the Company’s transfer agent to deliver to such Purchaser, Shares and Warrant Shares which are free of all U.S. restrictive and other U.S. legends. If the Company is then eligible, certificates for Shares and Warrant Shares subject to U.S. legend removal hereunder shall be transmitted by the Company’s transfer agent to a Purchaser by crediting the prime brokerage account of such Purchaser with the Depository Trust Company System as directed by such Purchaser. If a Purchaser shall make a sale or transfer of Shares of Warrant Shares either (x) pursuant to Rule 144 or (y) pursuant to a registration statement and in each case shall have delivered to the Company or the Company’s transfer agent the certificate representing the applicable Shares or Warrant Shares containing a U.S. restrictive legend which are the subject of such sale or transfer and a representation letter in customary form and acceptable to the Company (the date of such sale or transfer and Shares or Warrant Sharese delivery being the “Share Delivery Date”) and (1) the Company shall fail to deliver or cause to be delivered to such Purchaser a certificate representing such Shares or Warrant Shares that is free from all U.S. restrictive or other U.S. legends by the third trading day following the Share Delivery Date and (2) following such third trading day after the Share Delivery Date and prior to the time such Shares or Warrant Shares are received free from any U.S. restrictive legends, the Purchaser, or any third party on behalf of such Purchaser, purchases (in an open market transaction or otherwise) common shares to deliver in satisfaction of a sale by the Purchaser of such Shares or Warrant Shares (a “Buy-In”), then, in addition to any other rights available to the Purchaser under the Offering Documents and applicable law, the Company shall pay in cash to the Purchaser (for costs incurred either directly by such Purchaser or on behalf of a third party) the amount by which the total purchase price paid for common shares as a result of the Buy-In (including brokerage commissions, if any) exceed the proceeds received by such Purchaser as a result of the sale to which such Buy-In relates. The Purchaser shall provide the Company written notice indicating the amounts payable to the Purchaser in respect of the Buy-In. The Company may not make any notation on its records or give instructions to any transfer agent of the Company that enlarge the restrictions on transfer set forth in this Section 4.1, unless required under applicable securities laws.

                                   4.2.      Furnishing of Information. As long as any Purchaser owns any Securities, the Company covenants to timely file (or obtain extensions in respect thereof and file within the applicable grace period) all reports required to be filed by the Company after the date hereof pursuant to the Exchange Act for a period of two (2) years from the Closing Date.

                                   4.3.      Integration. The Company shall not, and shall use commercially reasonable efforts to ensure that no Affiliate of the Company shall, sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in Section 2 of the Securities Act) that would be integrated with the offer or sale of the Securities in a manner that

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would require the registration under the Securities Act of the sale of the Securities to the Purchasers, or that would be integrated with the offer or sale of the Securities for purposes of the rules and regulations of any Principal Market in a manner that would require shareholder approval of the sale of the Securities to the Purchasers.

                                   4.4.      Subsequent Registrations. The Company may not file any registration statement (other than on Form S-8) with the Commission with respect to any securities of the Company prior to the time that all Shares are registered pursuant to one or more effective Registration Statement(s), and the prospectuses forming a portion of such Registration Statement(s) is available for the resale of all Shares, except that if a Purchaser declines in writing to include their Shares in a Registration Statement, then this Section 4.4 hereafter ceases to apply to the Shares of such Purchaser (other than if such Purchaser declines to include its Shares because such Purchaser was unwilling to be named as an underwriter in such Registration Statement).

                                   4.5.      Securities Laws Disclosure; Publicity. By (i) 9:30 a.m. (New York time) on the trading day following the Closing Date, the Company will issue a press release, disclosing the transactions contemplated by the Offering Documents and the Closing and by (ii) 5:30 p.m. (New York time) on the trading day following the Closing Date, the Company will file a report on Form 6-K with a copy of such press release attached and such other documents filed with the securities regulators in Canada that are publicly available. The Company covenants that at the time of such disclosure, the Purchasers shall no longer be in possession of any material, non-public information with respect to any of the Company and its Subsidiaries. In addition, the Company will make such other filings and notices in the manner and time required by the Commission and the Principal Markets on which the Company’s common shares are listed. Notwithstanding the foregoing, the Company shall not publicly disclose the name of any Purchaser, or include the name of any Purchaser in any filing with the Commission (other than the Registration Statement and any exhibits to filings made in respect of this transaction in accordance with periodic filing requirements under the Exchange Act) or any regulatory agency or Principal Market, without the prior written consent of such Purchaser, except to the extent such disclosure is required by law or Principal Market regulations.

                                   4.6.      Limitation on Issuance of Future Priced Securities. During the twelve (12) months following the Closing Date, the Company shall not issue any “Future Priced Securities” as such term is described by NASD IM-4350-1.

                                   4.7.      Non-Public Information. The Company covenants and agrees that neither it, any Subsidiary nor any other Person acting on its or their behalf will provide any Purchaser or its agents or counsel with any information that the Company believes constitutes material non-public information, unless prior thereto such Purchaser shall have executed a written agreement regarding the confidentiality and use of such information. The Company understands and confirms that each Purchaser shall be relying on the foregoing representations in effecting transactions in securities of the Company.

                                   4.8.      Listing of Shares. The Company agrees, (i) if the Company applies to have the common shares traded on any market other than the Principal Markets, it will include in such application the Shares, and will take such other action as is necessary or desirable

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to cause the Shares to be listed on such other trading market as promptly as possible, and (ii) the Company will take all action reasonably necessary to continue the listing and trading of its common shares on the Principal Markets and will comply in all material respects with the Company’s reporting, filing and other obligations under the bylaws or rules of the Principal Markets.

                                   4.9.      Use of Proceeds. The Company will use the net proceeds from the sale of the Notes hereunder to acquire mining equipment, develop underground access to mineralized zones and upgrade certain plant circuits at the Company’s Guanacevi and Guanajato mines in Mexico and for general working capital purposes and/or capital expenditure and not for the satisfaction of any portion of the Company’s debt (other than payment of trade payables and accrued expenses in the ordinary course of the Company’s business and consistent with prior practices), or to redeem any common shares or common shares equivalents or engage in any related party transaction.

                                   4.10.      Further Assurances. The Company will use its best efforts to satisfy all of the closing conditions specified in Section 6, and will not take any action which could frustrate or delay the satisfaction of such conditions. In addition, either prior to or following the Closing, the Company will perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as any other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

                                   4.11.      Blue Sky. Prior to any offering of the Notes, the Company will cooperate with Euro Pacific and counsel to Euro Pacific in connection with the registration or qualification of the Securities for offer and sale under the securities or Blue Sky laws of such jurisdictions as Euro Pacific may request; provided, that in no event will the Company be obligated to qualify to do business in any jurisdiction where it is not now so qualified or to take any action that would subject it to general service of process in any jurisdiction where it is not now so subject.

                                   4.12.      Commission Correspondence. The Company will supply the Placement Agents, through their respective legal counsel, with copies of all correspondence to and from, and all documents issued to and by, the Commission in connection with the registration of the Shares and the Warrant Shares under the Securities Act.

                                   4.13.      Reservation of Shares. The Company will reserve and keep available at all times a sufficient number of common shares for the purpose of enabling the Company to issue the Shares and Warrant Shares.

                                   4.14.      Price Stabilization. The Company will not at any time, directly or indirectly, take any action designed or that might reasonably be expected to cause or result in, or that will constitute, stabilization of the price of the common shares to facilitate the sale or resale of any of the Securities.

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                                   4.15.      Right of First Refusal. If at any time within twelve (12) months from the date hereof, the Company determines to pursue a convertible debenture financing (a “Financing”), the Company will offer Euro Pacific the role of lead financial advisor and/or placement agent to the Company, as appropriate, in connection with such Financing. Each such engagement will be set forth in a separate engagement letter or agency agreement at the appropriate time providing for customary fees and containing other customary terms and conditions, including appropriate indemnification provisions.

                         5.        Payment of Expenses. The Company will pay all expenses related to the Offering, including, but not limited to, the fees and expenses of its counsel, all expenses incurred in connection with Blue Sky registrations, all printing and duplication costs related to the Offering Documents, in such quantities as the Placement Agents reasonably deem necessary, filing fees, trustee fees and expenses, and all postage, mailing and express charges and other expenses in connection with the delivery of copies of the Offering Documents and the distribution of Securities after any Closing. The Company will also reimburse the Placement Agents for expenses incurred by them in connection with the Offering, including but not limited to the fees and expenses of their legal counsel and reasonable travel expenses, which, in the aggregate, will not exceed US$65,000.00 without the Company’s prior written consent. Such amount will be reimbursed to the Placement Agents on the Closing Date for all such amounts incurred on or before the Closing Date; provided, however, that the Company shall not be required to reimburse any amount unless it has first received a joint certificate signed by each of the Placement Agents confirming the amounts to be paid to each Placement Agent pursuant to this Section 5 and the Placement Agents’ agreement to such repayment amounts (a “Reimbursement Certificate”). To the extent that the Placement Agents subsequently incur additional expenses for which they are entitled to reimbursement under this Section 5, such reimbursement will be made upon submission to the Company of a Reimbursement Certificate. Upon request by the Company, the Placement Agents shall provide invoices and other documentation to support any amounts set out in a Reimbursement Certificate.

                         6.        Conditions to the Obligations of the Placement Agents and the Purchasers. The respective obligations of the Placement Agents hereunder and the Purchasers under the Subscription Agreements, and any Closing of the sale of the Notes, are subject to each of the following conditions:

                                   6.1.      Representations and Warranties. Each of the representations and warranties of the Company contained herein will be true and correct in all respects (in the case of any representation or warranty containing a materiality or Material Adverse Effect qualification) or in all material respects (in the case of any representation or warranty not containing a materiality or Material Adverse Effect qualification) at the relevant Closing Date and all covenants and agreements contained herein to be performed on the part of the Company and all conditions contained herein to be fulfilled or complied with by the Company at or prior to the relevant Closing Date.

                                   6.2.      Legal Opinions. The Placement Agents will have received opinions, dated as of the Closing Date, reasonably satisfactory in form and substance to the Placement Agents, from the Company’s counsel in the U.S. and Canada.

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                                   6.3.      Closing Certificate. The Company will have furnished to the Placement Agents and the Purchasers a certificate, dated the relevant Closing Date, of its Executive Chairman, its President, or its Chief Executive Officer and its Chief Financial Officer or such other principal financial officer stating that (i) to the best of their knowledge after reasonable investigation, as of the relevant Closing Date, the representations and warranties of the Company in this Agreement are true and correct in all material respects, except that any such representation or warranty will be true and correct in all respects where such representation or warranty is qualified with respect to materiality, and the Company has complied with all agreements and satisfied all conditions on its part to be performed or satisfied hereunder at or prior to the Closing Date, and (ii) there has not been, subsequent to the date of the most recent unaudited financial statements furnished to the Commission any material adverse change in the financial position or results of operations of the Company and its Subsidiaries, taken as a whole, or any change or development that, singularly or in the aggregate, would involve a material adverse change or a prospective material adverse change, in or affecting the condition (financial or otherwise), results of operations, business, assets or prospects of the Company and its Subsidiaries taken as a whole, except as set forth in the SEC Reports or by press release.

                                   6.4.      Officer’s Certificate. On each Closing Date, the Company will have furnished to the Placement Agents an Officer’s Certificate of the Company certifying the Company’s Certificate of Incorporation, articles and resolutions of the Company’s Board of Directors approving the transactions contemplated by this Agreement.

                                   6.5.      No Injunction. No statute, rule, regulation, executive order, decree, ruling or injunction will have been enacted, entered, promulgated or endorsed by any court or Governmental Body of competent jurisdiction that prohibits the consummation of any of the transactions contemplated by this Agreement or the other Offering Documents.

                                   6.6.      Approval of Listing. Prior to the Closing Date, the Shares and Warrant Shares will have been approved for listing on the Principal Markets.

                         7.        Indemnification.

                                   7.1.      Indemnification by the Company. The Company will indemnify and hold harmless each Placement Agent, the directors, officers, employees and agents of each Placement Agent and each person, if any, who controls such Placement Agent within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act (each an “Agent Indemnified Party”), from and against any and all losses, claims, liabilities, expenses and damages (including any and all investigative, legal and other expenses reasonably incurred in connection with, and any amount paid in settlement of, any action, suit or proceeding or any claim asserted), to which they, or any of them, may become subject under the Securities Act, the Exchange Act or other federal, provincial or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, liabilities, expenses or damages (i) arise out of or are based on any untrue statement or alleged untrue statement of a material fact contained in the Offering Documents, the Registration Statement or in any materials provided to the Placement Agent by the Company for the purposes of marketing the Offering or alleged omission to state a material fact required to be stated in the Offering Documents, the Registration Statement or in any materials provided to the Placement Agent by the Company for the purposes of marketing

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the Offering necessary to make the statements contained in those documents not misleading, (ii) arise out of or are based in whole or in part on any inaccuracy in the representations and warranties of the Company contained in the Offering Documents or any failure of the Company to perform its obligations hereunder, in the other Offering Documents or under law in connection with the transactions contemplated hereby, (iii) result from a claim that the Offering by the Company of the Securities is in violation of Section 5 of the Securities Act, including, without limitation, any claim that the notice given by the Company on January 22, 2009 and filed by the Company with the Commission as an exhibit to a Form 6-K on such date constituted an offer of securities or that such notice was used for the purpose of conditioning the market in the United States for the sale of the Securities, or (iv) result from the performance by the Placement Agent of the services contemplated by this Agreement; provided , however, that the Company will not be liable to the extent that such loss, claim, liability, expense or damage arises from (i) the sale of the Notes to any Purchaser and is based on an untrue statement or omission or alleged untrue statement or omission made in reliance on and in conformity with information relating to the Placement Agent furnished in writing to the Company by the Placement Agent expressly for inclusion in the Registration Statement or in any Offering Document, (ii) any settlement by an Agent Indemnified Party effected without the prior consent of the Company (which consent will not be unreasonably withheld), or (iii) the Agent Indemnified Party’s willful misconduct or gross negligence. This indemnity agreement will be in addition to any liability that the Company might otherwise have.

                                   7.2.      Indemnification by the Placement Agent. Each Placement Agent, severally and not jointly, will indemnify and hold harmless the Company, each director of the Company, each officer of the Company who signs the Registration Statement, and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, from and against any and all losses, claims, liabilities, expenses and damages (including any and all investigative, legal and other expenses reasonably incurred in connection with, and any amount paid in settlement of, any action, suit or proceeding or any claim asserted), to which they, or any of them, may become subject under the Securities Act, the Exchange Act or other federal, provincial, state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, liabilities, expenses or damages arise out of or are based on any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or Offering Documents, or the omission or alleged omission to state a material fact required to be stated in the Registration Statement or Offering Documents or necessary to make the statements in it not misleading, but only to the extent, that such losses, claims, liabilities, expenses or damages arise out of or are based on (i) any untrue statement or omission or alleged untrue statement or omission made in reliance on and in conformity with information relating to such Placement Agent or its sub-agents furnished in writing to the Company by such Placement Agent expressly for use in the Registration Statement or the Offering Documents, or (ii) any inaccuracy in the representations and warranties of such Placement Agent contained in this Agreement or any failure by such Placement Agent, its affiliates or its sub-agents to perform their obligations hereunder, in the other Offering Documents or under law in connection with the transactions contemplated hereby. Notwithstanding the foregoing, in no case will a Placement Agent’s total liability under this Section 7.2 exceed the amount of the Placement Agent Fee received by such Placement Agent pursuant to this Agreement.

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                                   7.3.      Notice of Claim. Any party that proposes to assert the right to be indemnified under this Section 7 will, promptly after receipt of notice of commencement of any action against such party in respect of which a claim is to be made against an indemnifying party or parties under this Section 7, notify each such indemnifying party in writing of the commencement of such action, enclosing with such notice a copy of all papers served, but the omission so to notify such indemnifying party will not relieve it from any liability that it may have to any indemnified party under the foregoing provisions of this Section 7. If any such action is brought against any indemnified party and it notifies the indemnifying party of its commencement, the indemnifying party will be entitled to participate in and, to the extent that it elects by delivering written notice to the indemnified party after receiving notice of the commencement of the action from the indemnified party, jointly with any other indemnifying party similarly notified, to assume the defense of the action, with counsel reasonably satisfactory to the indemnified party. After notice from the indemnifying party to the indemnified party of its election to assume the defense, the indemnifying party will not be liable to the indemnified party for any legal or other expenses except as provided below and except for the reasonable costs of investigation incurred by the indemnified party in connection with the defense. The indemnified party will have the right to employ its own counsel in any such action, but the fees, expenses and other charges of such counsel will be at the expense of such indemnified party unless (i) the employment of counsel by the indemnified party has been authorized in writing by the indemnifying party, (ii) the indemnified party has reasonably concluded (based on advice of counsel) that there may be legal defenses available to it or other indemnified parties that are different from or in addition to those available to the indemnifying party, (iii) a conflict or potential conflict exists (based on advice of counsel to the indemnified party) between the indemnified party and the indemnifying party (in which case the indemnifying party will not have the right to direct the defense of such action on behalf of the indemnified party) or (iv) the indemnifying party has not in fact employed counsel reasonably satisfactory to the indemnified party to assume the defense of such action within a reasonable time after receiving notice of the commencement of the action, in each of which cases the reasonable fees, disbursements and other charges of counsel will be at the expense of the indemnifying party or parties. All such fees, disbursements and other charges will be reimbursed by the indemnifying party promptly as they are incurred. No indemnifying party will, without the prior written consent of the indemnified party, effect any settlement or compromise of, or consent to the entry of judgment with respect to, any pending or threatened action or claim in respect of which any indemnified party is or could have been a party and indemnity or contribution could have been sought hereunder by such indemnified party unless such settlement, compromise or judgment (i) includes an unconditional release of such indemnified party from all liability on any claims that are the subject matter of such action and (ii) does not include a statement as to, or an admission of, fault, culpability or a failure to act by or on behalf of an indemnified party. An indemnifying party will not be liable for any settlement of any action or claim effected without its written consent (which consent will not be unreasonably withheld or delayed).

                                   7.4.      Contribution. If the indemnification provided for in this Section 7 is applicable in accordance with its terms but for any reason is held to be unavailable to or insufficient to hold harmless an indemnified party under Sections 7.1-7.3 hereof in respect of any losses, claims, liabilities, expenses and damages referred to therein, then each applicable indemnifying party, in lieu of indemnifying such indemnified party, will contribute to the amount paid or payable (including any investigative, legal and other expenses reasonably

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incurred in connection with, and any amount paid in settlement of, any action, suit or proceeding or any claim asserted, but after deducting any contribution received by the Company from persons other than the Placement Agents, such as persons who control the Company within the meaning of the Securities Act, officers of the Company who signed the Registration Statement and directors of the Company, who also may be liable for contribution) by such indemnified party as a result of such losses, claims, liabilities, expenses and damages (or actions in respect thereof) in such proportion as will be appropriate to reflect the relative benefits received by the Company, on the one hand, and the Placement Agents, on the other hand. The relative benefits received by the Company, on the one hand, and the Placement Agents, on the other hand, will be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses other than the Placement Agent Fee) received by the Company bear to the total Placement Agent Fee received by the Placement Agents pursuant to this Agreement. If, but only if, the allocation provided by the foregoing sentence is not permitted by applicable law, the allocation of contribution will be made in such proportion as is appropriate to reflect not only the relative benefits referred to in the foregoing sentence but also the relative fault of the Company, on the one hand, and the Placement Agents, on the other hand, with respect to the statements or omissions that resulted in such loss, claim, liability, expense or damage, or action in respect thereof, as well as any other relevant equitable considerations with respect to such offering. Such relative fault will be determined by reference to whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company or the Placement Agents, the relative intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the Placement Agents agree that it would not be just and equitable if contributions pursuant to this Section 7.4 were to be determined by pro rata allocation or by any other method of allocation that does not take into account the equitable considerations referred to herein. The amount paid or payable by an indemnified party as a result of the loss claim, liability, expense or damage (or action in respect thereof) referred to above in this Section 7.4 will be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 7.4, in no case will a Placement Agent be required to contribute any amount in excess of the Placement Agent Fee received by such Placement Agent pursuant to this Agreement. No person found guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) will be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 7.4, any person who controls a party to this Agreement within the meaning of the Securities Act will have the same rights to contribution as that party, and each officer of the Company who signed the Registration Statement will have the same rights to contribution as the Company, subject in each case to the provisions hereof. Any party entitled to contribution, promptly after receipt of notice of commencement of any action against any such party in respect of which a claim for contribution may be made under this Section 7.4, will notify any such party or parties from whom contribution may be sought, but the omission so to notify will not relieve the party or parties from whom contribution may be sought from any other obligation it or they may have under this Section 7.4. No party will be liable for contribution with respect to any action or claim settled without its written consent (which consent will not be unreasonably withheld).

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                                   7.5.      Survival. The indemnity and contribution agreements contained in this Section 7 and the representations and warranties of the Company contained in this Agreement will remain operative and in full force and effect regardless of (i) any investigation made by or on behalf of a Placement Agent, (ii) acceptance by the Purchasers of any of the Notes and payment therefor, or (iii) any termination of this Agreement.

                         8.        Notice. Notice given pursuant to any of the provisions of this Agreement will be in writing and, unless otherwise specified, will be mailed or delivered (a) if to the Company, at the office of the Company, #301 – 700 West Pender Street, Vancouver, BC, Canada, V6C 1G8, Attention: Chief Executive Officer, with a copy to Kathleen P. Keilty, 2600 – 595 Burrard Street, Vancouver, BC, V7X 1L3, (b) if to Euro Pacific, at the offices of Euro Pacific, 4667 MacArthur Blvd., Ste. 340 Newport Beach, CA 92660, Attention: Gordon McBean, with a copy to Louis A. Bevilacqua, Esq., Pillsbury Winthrop Shaw Pittman, 2300 N. Street NW, Washington, DC, 20037, or (c) if to Salman Partners, at the offices of Salman Partners, 1095 West Pender Street, 17th Floor Vancouver, B.C., V6E 2M6, Attention: Alan C. Herrington, with a copy to Eric Doherty, Borden Ladner Gervais LLP, 1200 – 200 Burrard Street, Vancouver, BC, V7Y 1T2. Any such notice will be effective only upon receipt. Any notice under this Section 8 may be made by facsimile or telephone, but if so made will be subsequently confirmed in writing.

                         9.        Absence of Fiduciary Relationship. Notwithstanding any preexisting relationship, advisory or otherwise, between the parties or any oral representations or assurances previously or subsequently made by the Placement Agents, the Company acknowledges and agrees that (i) the purchase and sale of the Notes pursuant to this Agreement and the other Offering Documents (including the determination of the terms of the Offering) is an arm’s-length commercial transaction between the Company and the several Purchasers, (ii) the Placement Agents have not assumed an advisory or fiduciary responsibility in favor of the Company with respect to the Offering contemplated hereby or the process leading thereto (irrespective of whether the Placement Agents have advised or is currently advising the Company on other matters) or any other obligation to the Company except the obligations expressly set forth in this Agreement, (iii) the Placement Agents and their respective affiliates may be engaged in a broad range of transactions that involve interests that differ from those of the Company and have no obligation to disclose or account to the Company for any of such differing interests, and (iv) the Company has consulted its own legal, tax, accounting and financial advisors to the extent it deemed appropriate. The Company hereby agrees that it will not claim that the Placement Agents have rendered advisory services of any nature or respect, or owe a fiduciary or similar duty to the Company, in connection with such transaction or the process leading thereto.

                         10.        Successors; Persons Entitled to Benefit of Agreement. This Agreement will inure to the benefit of and be binding upon the Placement Agents, the Company, and their respective successors and assigns. This Agreement will also inure to the benefit of the Purchasers, and each of their respective successors and assigns, which will be third party beneficiaries hereof. Nothing expressed or mentioned in this Agreement is intended or will be construed to give any person, other than the persons mentioned in the preceding sentences, any legal or equitable right, remedy or claim under or in respect of this Agreement, or any provisions herein contained, this Agreement and all conditions and provisions hereof being intended to be and being for the sole and exclusive benefit of such persons and for the benefit of no other

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person; except that the representations, warranties, covenants, agreements and indemnities of the Company contained in this Agreement will also be for the benefit of the indemnified parties pursuant to Section 7.1 hereof and the indemnities of the Placement Agent will be for the benefit of the indemnified parties pursuant to Section 7.2 hereof.

                         11.        Survival of Indemnities, Representations, Warranties, Etc. The respective indemnities, covenants, agreements, representations, warranties and other statements of the Company and the Placement Agents, as set forth in this Agreement or made by them respectively, pursuant to this Agreement, will remain in full force and effect, regardless of any investigation made by or on behalf of the Placement Agents, the Company, the Purchasers or any person controlling any of them and will survive delivery of and payment for the Notes and the issuance of the other Securities. Notwithstanding any termination of this Agreement, the indemnity and contribution agreements contained in Section 7 and the covenants, representations, warranties set forth in this Agreement will not terminate and will remain in full force and effect at all times.

                         12.        Governing Law, Agent for Service and Jurisdiction. This Agreement will be governed by and construed in accordance with the laws of the State of New York, including without limitation Section 5-1401 of the New York General Obligations Law. No legal proceeding may be commenced, prosecuted or continued in any court other than the courts of the State of New York located in the City and County of New York or in the United States District Court for the Southern District of New York, which courts will have jurisdiction over the adjudication of such matters, and the Company and the Placement Agents each hereby consent to the jurisdiction of such courts and personal service with respect thereto. The Company and the Placement Agents each hereby consent to personal jurisdiction, service and venue in any court in which any legal proceeding arising out of or in any way relating to this Agreement is brought by any third party against the Company or either Placement Agent. The Company and the Placement Agents each hereby waive all right to trial by jury in any legal proceeding (whether based upon contract, tort or otherwise) in any way arising out of or relating to this Agreement. The Company agrees that a final judgment in any such legal proceeding brought in any such court will be conclusive and binding upon the Company and the Placement Agents and may be enforced in any other courts in the jurisdiction of which the Company is or may be subject, by suit upon such judgment.

                         13.        Termination. This Agreement shall automatically terminate on January 20, 2010, provided, however, that either Placement Agent, solely with respect to such Placement Agent, or the Company may terminate this Agreement prior to that time upon fifteen (15) days written notice to the other party. Upon termination, the Placement Agent, as applicable, will be entitled to collect all respective fees, if any, earned through the date of termination and will be entitled to reimbursement of all expenses subject to applicable caps up through the date of termination. This Section 13 (Termination), Section 1.13 (Confidential Information), Section 4.15 (Right of First Refusal), Section 7 (Indemnification), Section 11 (Survival of Indemnities; Representations, Warranties, Etc.), Section 12 (Governing Law, Agent for Service and Jurisdiction), and Section 14 (Miscellaneous) will survive the termination of this Agreement. If the Offering is not consummated during the term and if during the twelve months following the expiration or termination of this Agreement any Person that was introduced to the Company by a Placement Agent or with whom such Placement Agent discussed the Offering purchases

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debentures from the Company, or any affiliates of the Company, the Company and such affiliates (as the case may be, it being understood that in the case of affiliate sales, the Company will be jointly and severally liable with such affiliates for such fees) will pay such Placement Agent upon the closing of each such purchase/sale such cash fees and compensation warrants in the amounts that would otherwise have been payable to such Placement Agent if such transaction occurred during the term and all such securities been offered and sold by the Company as part of the Offering. Upon request by the Company, each Placement Agent will deliver to the Company a list of those persons who such Placement Agent introduced to the Company or with whom such Placement Agent discussed the Offering.

                    14.        Miscellaneous.

                                   14.1.      Entire Agreement. This Agreement supersedes all prior agreements and understandings (whether written or oral) between the Company and the Placement Agents with respect to the subject matter hereof including the Engagement Letter between the Company and Euro Pacific dated January 21, 2009. This Agreement may be amended upon the mutual written agreement of the Company and the Placement Agent.

                                   14.2.      Counterparts. This Agreement may be signed in two or more counterparts with the same effect as if the signatures thereto and hereto were upon the same instrument. Facsimile execution and delivery of this Agreement is legal, valid and binding for all purposes.

                                   14.3.      Severability. In case any provision in this Agreement is invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions will not in any way be affected or impaired thereby.

[Signature Page Follows]

EXECUTION VERSION

     Please confirm that the foregoing correctly sets forth the agreement between the Company and the Placement Agents.

Very truly yours,

ENDEAVOUR SILVER CORP.

By:  /s/ Daniel Dickson
        Name: Daniel Dickson
        Title: Chief Financial Officer

Confirmed as of the date first
Above mentioned:

EURO PACIFIC CAPITAL INC.

By:  /s/ Gordon McBean
        Name: Gordon McBean
        Title: Head of Capital Markets

SALMAN PARTNERS, INC.

By:  /s/ Alan C. Herrington
        Name: Alan C. Herrington
        Title: Executive Vice-President